MRP SynthEquity ETF Trading Symbol: SNTH Listed on NYSE Arca, Inc. Summary Prospectus February 26, 2025 www.synthequityetf.com

Before you invest, you may want to review the MRP SynthEquity ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 26, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.synthequityetf.com. You can also get this information at no cost by calling at (844) 874-7383 or by sending an e-mail request to Distribution@mrpfolios.com.

Investment Objective

MRP SynthEquity ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses [2]	0.00%
Total Annual Fund Operating Expenses	0.95%

[1]	The Fund’s adviser will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

[2]	Estimated for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$97	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

Overview

The Fund is an actively managed exchange-traded fund (ETF) that seeks to achieve its investment objective through a combination of options (“Options Strategy”) and U.S. Treasuries (“Treasury Strategy”). The Fund primarily seeks capital appreciation by investing in options contracts on the S&P 500 Index (the “Index”) which are considered synthetic holdings of the Index. The Fund’s Options Strategy aims to capture equity market appreciation by providing synthetic long exposure to the Index. In addition to its synthetic equity exposure, the Fund allocates to U.S. Treasury securities primarily for principal protection. Together, these strategies are designed to balance equity market participation with risk mitigation, establishing a “floor” that seeks to limit significant market losses, generally targeting a maximum loss of approximately 15% per one-year rolling period.

The Fund’s sub-adviser, Measured Risk Portfolios, Inc. (the “Sub-Adviser”), anticipates that, in rising markets, the value of its options will increase, allowing the Fund to sell them at a profit. The Sub-Adviser may then reallocate all or a portion of any such profits into the Fund’s Treasury securities allocation in an effort to protect gains from potential future declines in the Index.

The Fund’s principal investment strategies seek to provide a “floor” against significant market losses, generally targeting a maximum loss of approximately 15% one-year rolling period. However, actual losses during a year may vary based on market conditions and the composition of the Fund’s options portfolio. While the Fund aims to limit losses to approximately 15% by the end of each rolling one year, there is no guarantee that it will achieve this target.

Additionally, if the markets experience only slight declines, the Fund may experience losses that exceed the markets’ declines. Conversely, in rising markets, the Fund’s overall performance may lag in relation to the Index due to its limited equity exposure and significant allocation to U.S. Treasury securities.

Equity Exposure/Floor - Options Strategy

The Fund’s Options Strategy seeks to capture equity market appreciation through synthetic long exposure (the use of derivatives designed to derive performance over the long term from a direct investment) to the Index.

To do so, the Fund will generally allocate approximately 10-15% of its net assets to pay premiums for the purchase of call options (contracts that give the buyer the right, but not the obligation, to buy an asset at a set price) on the Index. In addition to Index options, the Fund may use options on broad-based, passively managed ETFs tracking the Index. The Fund will generally select out-of-the-money options with a strike price near the current level of the Index, and have a duration (time until expiration) of approximately one year. Index options can typically be purchased for a fraction of the cost of purchasing each stock represented in the Index, limiting the potential loss on the Options Strategy to the amount of premiums paid for the options.

If the Index rises, the call options typically respond positively, gaining value as fast or faster than the market appreciates, allowing the Sub-Advisor to sell those options at a profit. A percentage of this profit is used to purchase additional Treasuries and a majority of the proceeds are rolled into a new option strike that is out of the money but near to the then current Index level.

If the Index declines, the call options typically respond negatively, losing value as fast or faster than the market decline but limited to a maximum of the premium paid to acquire them. The Sub-Advisor will not reallocate Treasuries to the Option Strategy during a market decline until or unless the options currently held reach expiration.

Because options have a limited duration (typically one year in this strategy), if the Index is range-bound or does not increase sufficiently during an extended period of time, significant underperformance may occur as the time value of the purchased options decay due to time value erosion.

In summary, if the Index is rising, the Sub-Advisor trims the allocation to options to harvest gains and move them into the relative safety of the Treasury Strategy. If the market is declining, the Sub-Advisor will allow the options to decline, potentially reaching a 100% loss, without increasing allocations to the Option Strategy. In this way, the Fund’s Options Strategy uses synthetic long exposure to capture equity market appreciation while attempting to maintain 10-15% of its net assets to purchase call options and the potential to limit losses to approximately 15% over a rolling one-year period.

In addition to its synthetic long exposure, the Fund’s Options Strategy together with its Treasury Strategy (described below) is designed to provide a “floor” against significant market losses, targeting a maximum loss of approximately 15% per rolling one-year period. The floor is achieved through the Fund’s combined allocation to options and U.S. Treasury securities, which help mitigate downside risk while still allowing for participation in market gains. Backed by the full faith and credit of the U.S. government, U.S. Treasury securities present minimal default risk so their return is considered the “risk-free rate of return.” Additionally, their value is generally less affected by equity market volatility and broader economic trends, providing stability and principal protection to the vast majority of the Fund’s portfolio. While the Fund aims to limit losses to approximately 15% annually, actual results may vary based on market conditions and the composition of the portfolio. For more information on the floor, see the section in the prospectus entitled “Additional Information about the Fund.”

As new investments are made in the Fund and as market conditions evolve, the Sub-Adviser will adjust the Fund’s allocation to options, which will generally range between the then-current risk-free rate (the yield on U.S. Treasury securities or other comparable instruments) and the Fund’s then-current options risk level (the proportion of the Fund’s portfolio invested in options).

The Fund will use both standardized exchange-traded option contracts and FLexible EXchange® (“FLEX”) option contracts. For more information on FLEX options, see the section in the prospectus entitled “Additional Information about the Fund.”

●	In general, an option contract on the Index gives the purchaser the right to gain or sell exposure to the value of the Index at a specified price (the “strike price”) without requiring actual delivery of shares (as the Index does not issue shares).

●	The seller of an option contract obligates the buyer to assume exposure to the value changes of the Index. For a sold (or “short”) call option, the seller provides exposure as if the Index were sold at the strike price, while for a sold (or “short”) put option, the seller assumes exposure as if the Index were purchased at the strike price.

●	Options contracts must be exercised or traded to close within a specified time frame, or they expire.

Treasury Strategy

The majority of the Fund’s portfolio will be allocated to U.S. Treasury securities, primarily seeking to provide principal protection through the safety of short-duration U.S. Treasuries. While these holdings may generate income, the Fund may use this income to increase the initial allocation to the Option Strategy while maintaining a net loss floor of approximately 15% over a one-year period.

To implement its Treasury strategy, the Fund will generally utilize a quarterly Treasury ladder, purchasing Treasury securities with maturities on or around March 15, June 15, September 15, and December 15. The Fund aims to purchase the highest-yielding Treasuries available with a one-year maturity, maintaining an average portfolio duration of approximately six months.

General

The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund is expected to have a high portfolio turnover rate.

None of the Fund, the Trust, the Adviser, the Sub-Adviser, or their respective affiliates makes any representation to you as to the performance of the Index.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the Index (or in ETFs that track the Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Index or an ETF that tracks the Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the Index but will be subject to declines in the performance of the Index.

Index Trading Risk. The trading price of the Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

S&P 500 Index Risks: The Index, which includes a broad swath of large U.S. companies, is primarily exposed to overall economic and market conditions. Recession, inflation, and changes in interest rates can significantly impact the index’s performance. Furthermore, despite its diverse representation, a downturn in a major sector such as technology or financials could notably affect the index. Geopolitical risks and unexpected global events, like pandemics, can introduce volatility and uncertainty.

Fixed Income Investing Risks. The Fund will be subject to fixed income risks through its investments in U.S. Treasury securities. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by Fund to vary inversely to such changes. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields.

●	Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase.

●	U.S. Treasury Obligations Risk. The Fund may invest in securities issued by the U.S. Treasury. U.S. Treasury obligations include securities that are backed by the full faith and credit of the U.S. Government, guaranteeing the timely payment of principal and interest. However, while U.S. Treasuries are considered one of the safest investments, government policies regarding the payment of interest or principal may change over time. Additionally, while holding a Treasury security until maturity ensures the return of principal, selling a Treasury before maturity or purchasing one after its initial issue date may expose the investor to potential losses, as the value of Treasury securities fluctuates with interest rates and market conditions.

Equity Market Risk. By virtue of the Fund’s investments options contracts on the Index, the Fund is indirectly exposed to equity market risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for most or all companies in the Index may decline, regardless of their long-term prospects.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, commodities, currencies, funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying reference asset(s). Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing broker or clearinghouse. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

ETF Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. Any such decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV with possible greater than normal intraday bid-ask spreads.
●	Cash Redemption Risk. An ETF’s investment strategy may require it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.
●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and when there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant which would result in a further widening of the bid-ask spreads.
●	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc., (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any measurable volume on any stock exchange. That is, an active trading market for shares of the Fund may not develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which could be less liquid than Shares.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Less Experienced Sub-Adviser Risk. The Sub-Adviser has significant experience in managing separately managed accounts. However, the Sub-Adviser has no prior experience with managing an exchange-traded funds, which may limit the Sub-Adviser’s effectiveness.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

New Fund Risk. The Fund is a recently organized investment management company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.synthequityetf.com.

Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Measured Risk Portfolios, Inc. (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Larry Kriesmer, Co-Portfolio Manager and founder of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Bernard Surovsky, Co-Portfolio Manager and founder of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Ben McCaig, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.synthequityetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.